UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-23164

USCA Fund Trust
(Exact name of registrant as specified in charter)

4444 Westheimer, Suite G500
Houston, TX  77027
(Address of principal executive offices) (Zip code)

The Corporation Trust Company
Corporation Trust Center
1209 Orange Street
Wilmington, DE 19801
(Name and address of agent for service)

(713) 366-0500
Registrant's telephone number, including area code

Date of fiscal year end: September 30

Date of reporting period:  March 31, 2019

Item 1. Reports to Stockholders.

USCA Fund Trust

USCA Premium Buy-Write Fund

Semi-Annual Report

March 31, 2019

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website at www.uscashield.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communication from the Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank).

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account.

USCA Fund Trust
Table of Contents

Dear Shareholder:

For the six-month period ended March 31, 2019, the USCA Premium Buy-Write Fund (the “Fund”) handily beat the S&P Total Return Index (“S&P 500” or “S&P 500 Index) and the Fund’s primary benchmark, the Cboe S&P 500 BuyWrite Index (“Cboe BuyWrite Index”). During the 6-month period, the Fund was down slightly (down 0.10%), while the latter were down 4.78% and 1.72%, respectively.

Market Environment

In the fourth calendar quarter of 2018, the S&P 500 was down 13.52%, erasing all of 2018’s earlier gains to finish the year down 4.38%. The decline was primarily due to concerns that the Federal Reserve would continue to raise interest rates aggressively. That concern was amplified by global reports of economic slowing in Asia and Europe, which would likely eventually impact the U.S. The first quarter of calendar 2019 saw a dramatic reversal of the sharp decline in the prior quarter with the S&P 500 providing a 13.65% return.

The volatility of the first three months of 2019 almost exactly matched the volatility of the last three months of 2018, but in the opposite direction. The extreme rise and subsequent fall in volatility can substantially be attributed to the words of Fed Chairman, Jerome Powell, starting the fourth quarter with the statement that the Federal Reserve had “a long way” to go before they would stop raising rates and ending the quarter with an almost bi-polar about face, stating that they “just below” where they wanted interest rates to be. Before Powell made his second statement, the market had expected another three rate hikes in 2019 (totally 0.75%) and after his last statement, expectations had actually reversed, and the market began pricing in a rate decrease in 2019!

Performance Discussion

A sharp market decline is not essential for the Fund to outperform the market. However, the one experienced in the fourth quarter did illustrate the defensive nature of our stock selection process in addition to strategic option selling. Our performance exceeded that of the S&P 500 for 2018 by 2.30% and ranked us in the top 16% out of 159 funds in our Morningstar Options Based Fund category for the trailing 12-month period ended December 31, 2018, based on total returns. Subsequent performance, due to our continued defensive posturing and facing a tremendous bounce back in equity markets, has seen the Fund cede some of our recent lead versus peers, as we have fallen just out of the top quarter of funds in our category (through March 31, 2019, the Fund’s trailing 12-month rank had fallen to 26% out of 198 funds in our category). The chart at the top of the next page details the Fund’s results over the past 6 months, trailing twelve months, and since inception (annualized) returns versus the S&P 500 and the CBOE BuyWrite Index.

TOTAL RETURNS%	(As of Mar. 31, 2019)
	6 MOS.	1 YR.	Since Inception (Annualized)
USCA Premium Buy-Write Fund
SHLDX
Inception: 11/29/16	-0.10%	5.57%	4.25%
S&P 500 Total Return Index	-1.72%	9.50%	13.64%
Excess Return vs. Index	1.62%	-3.93%	-9.39%
Cboe S&P 500 BuyWrite Index	-4.78%	3.29%	6.16%
Excess Return vs. Index	4.68%	2.28%	-1.91%
Morningstar % Rank in Category (Based on Total Returns)		26
# of Funds in Options-Based Fund Category		160
Gross Expense Ratio: 2.05% Source: U.S. Bank

Net Expense Ratio: 1.18% Source: U.S. Bank. The Fund’s adviser has contractually agreed to waive a portion of its fees and reimburse certain expenses of the Fund, at least until January 31, 2020.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-844-US-SHLDX.

Looking Ahead

One year ago we asked the question, “Can the S&P 500 set a record by going up for a tenth consecutive year?” Our answer was, “Maybe, but there will be a lot more volatility.” The volatility didn’t really arrive until the fourth quarter, but we believe it is likely to continue. The first quarter of this year was the strongest first quarter since 1987, a disturbing comparison. A panic of the 1987 magnitude is unlikely with the Federal Reserve’s current posture, but the extended period of low volatility is probably over for a while. We expect that the muted volatility of our strategy relative to that of the S&P 500 should provide some stability in what may be a chaotic market.

Must be preceded or accompanied by a prospectus.

The USCA Premium Buy-Write Fund is distributed by Quasar Distributors, LLC. USCA Asset Management LLC, the fund’s adviser and a wholly-owned subsidiary of U.S. Capital Advisors LLC, is not affiliated with Quasar Distributors, LLC.

Mutual fund investing involves risk. Principal loss is possible. There is no assurance that the USCA Shield Fund will achieve its investment objectives. Selling covered call or stock index options will limit the fund’s gain, if any, on its underlying securities and the fund continues to bear the risk of a decline in the value of its underlying stocks. There is no guarantee that the strategy will achieve its objectives, generate profits or avoid losses. The use of covered call strategies does not ensure profits or guarantee against losses. Past performance is no assurance of future results.

Fund holdings are subject to change and should not be considered a recommendation to buy or sell any security. Please see the schedule of investments section in this report for a full listing of the Fund’s holdings.

Opinions expressed are subject to change, are not intended to be a forecast of future events, a guarantee of future results, nor investment advice.

S&P 500 Index. The S&P 500 Index is weighted by market value, and its performance is thought to be representative of the stock market as a whole. The S&P 500 Index was created in 1957, although it has been extrapolated backwards to several decades earlier for performance comparison purposes. This index provides a broad snapshot of the overall U.S. equity market; in fact, over 70% of all U.S. equity is tracked by the S&P 500 Index. The index selects its companies based upon their market size, liquidity, and sector. The S&P 500 Index is a market-weighted index. It is not possible to invest directly in this index.

Cboe BuyWrite Index. The Cboe BuyWrite Index is a passive total return index based on (1) buying an S&P 500 stock index portfolio, and (2) “writing” (or selling) the near-term S&P 500 Index (SPXSM) “covered” call option, generally on the third Friday of each month. The S&P call written will have about one month remaining to expiration, with an exercise price just above the prevailing index level (i.e., slightly out-of-the-money). The S&P call is held until expiration and cash settled, at which time a new one-month, slightly out-of-the-money call is written. It is not possible to invest directly in this index.

© 2019 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Morningstar Rankings represent a fund’s total-return percentile rank relative to all funds that have the same Morningstar Category. The highest percentile rank is 1 and the lowest is 100. It is based on Morningstar total return, which includes both income and capital gains or losses and is not adjusted for sales charges or redemption fees.

USCA Fund Trust
USCA Premium Buy‐Write Fund
March 31, 2019 (Unaudited)

Hypothetical Growth of a $10,000 Investment

Average Annual Returns
For Periods Ended March 31, 2019 (Unaudited)

	1 Year	5 Year	Since Inception	Inception Date
Institutional Class	5.57%	n/a	4.23%	11/29/16

S&P 500 Index	9.50%	n/a	13.66%	11/29/16

Cboe S&P 500 BuyWrite Index	3.29%	n/a	6.17%	11/29/16

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Returns greater than 1 year are annualized. The Fund’s total annual operating expense ratio, gross of any fee waiver, are 2.05% for Institutional Class shares per the Fund’s prospectus dated January 28, 2019. Performance data current to the most recent month end may be obtained by contacting the Fund at (888) 601‐8722.

The Institutional Class shares were first available on November 29, 2016.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

USCA Fund Trust
USCA Premium Buy-Write Fund
March 31, 2019 (Unaudited)

Expense Example
As a shareholder of the Fund, you incur ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the six-month period from October 1, 2018 to March 31, 2019.

Actual Expenses
For each class, the first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Share Class[1]	Beginning Account Value (10/01/18)	Ending Account Value (03/31/19)	Expenses Paid During Period[2] (10/01/18 to 03/31/19)	Net Annualized Expense Ratio
Institutional Class Shares Actual	$1,000.00	$999.00	$5.73	1.15%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.20	$5.79	1.15%
1	No information is provided for Investor Class shares because shares of that class had not yet been issued as of March 31, 2019.
2
Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 182 days (the number of days in the most recent period)/365 days (to reflect the period), for Institutional Class shares.

USCA Premium Buy‐Write Fund
Allocation of Fund Holdings
As of March 31, 2019 (Unaudited)
(expressed as a percentage of net asset value)

USCA Premium Buy-Write Fund
Schedule of Investments
March 31, 2019 (Unaudited)

	Shares	Fair Value
COMMON STOCKS - 89.69%[a,b]
Communications - 9.32%
AT&T Inc.	15,500	$486,080
Comcast Corporation	13,500	539,730
Verizon Communications, Inc.	9,600	567,648
The Walt Disney Co.	4,900	544,047
		2,137,505
Consumer Discretionary - 1.26%
The Home Debot, Inc.	1,500	287,835
		287,835
Consumer Staples - 14.77%
Archer-Daniels-Midland Co.	10,000	431,300
Hormel Foods Corp.	12,800	572,928
Kimberly-Clark Corporation	4,100	507,990
PepsiCo, Inc.	3,500	428,925
The Procter & Gamble Company	4,000	416,200
Walgreens Boots Alliance, Inc.	7,000	442,890
Walmart Inc.	6,000	585,180
		3,385,413
Energy - 10.96%
Cabot Oil & Gas Corporation	10,000	261,000
ConocoPhillips	5,000	333,700
EOG Resources, Inc.	4,000	380,720
EQT Corporation	6,500	134,810
Exxon Mobile Corporation	4,300	347,440
Kinder Morgan Inc.	12,000	240,120
Schlumberger N.V. (Schlumberer Unlimited)[c]	5,500	239,635
The Williams Companies, Inc.	20,000	574,400
		2,511,825
Financials - 5.28%
Bank of America Corp.	14,000	386,260
Prudential Financial, Inc.	4,500	413,460
The Travelers Companies, Inc.	3,000	411,480
		1,211,200

The accompanying Notes to Financial Statements are an integral part of these statements.

USCA Premium Buy-Write Fund
Schedule of Investments - (continued)
March 31, 2019 (Unaudited)

	Shares	Fair Value
Health Care - 17.15%
Amgen, Inc.	2,400	455,952
Bristol-Myers Squibb Company	10,700	510,497
CVS Health Corporation	7,500	404,475
Gilead Sciences, Inc.	7,000	455,070
Medtronic Public Limited Company[c]	6,000	546,480
Merck & Co, Inc.	6,200	515,654
Novartis AG ADR[c]	5,300	509,542
Pfizer Inc.	12,600	535,122
		3,932,792
Industrials - 2.83%
Emerson Electric Co.	4,000	273,880
Paccar, Inc.	5,500	374,770
		648,650
Materials - 3.22%
Dowdupont Inc.	5,400	287,874
Franco-Nevada Corporation[c]	6,000	450,300
		738,174
Technology - 11.70%
Cisco Systems, Inc.	10,500	566,895
Hewlett Packard Enterprise Company	14,000	216,020
Intel Corporation	7,500	402,750
Microsoft Corporation	4,600	542,524
Nvidia Corporation	1,700	305,252
Qualcomm Incorporated	4,500	256,635
Texas Instruments, Inc.	3,700	392,459
		2,682,535
Utilities - 13.20%
American Electric Power Company, Inc.	6,900	577,875
Duke Energy Corporation	6,000	540,000
Exelon Corporation	10,500	526,365
NextEra Energy, Inc.	2,800	541,296
Public Service Enterprise Group Incorporated	5,000	297,050
The Southern Company	10,500	542,640
		3,025,226

TOTAL COMMON STOCKS (Cost $19,381,946)		20,561,155

The accompanying Notes to Financial Statements are an integral part of these statements.

USCA Premium Buy-Write Fund
Schedule of Investments - (continued)
March 31, 2019 (Unaudited)

	Shares	Fair Value
REAL ESTATE INVESTMENT TRUSTS (REITS) - 1.72%[a,b]
Financials - 1.72%
Weyerhaeuser Co.	15,000	395,100

TOTAL REAL ESTATE INVESTMENT TRUSTS (REITS) (Cost $480,501)		395,100

EXCHANGE TRADED FUNDS - 6.78%[a,b]
Exchange Traded Funds - 6.78%
iShares 20+ Year Treasury Bond ETF	4,200	531,048
iShares 7-10 Year Treasury Bond ETF	5,000	533,350
SPDR Gold Shares	4,000	488,040
		1,552,438

TOTAL EXCHANGE TRADED FUNDS (Cost $1,492,131)		1,552,438

MONEY MARKET FUND - 4.74%[a]
AIM Short-Term Treasury Portfolio Fund - Institutional Class, 2.33%[d]	1,087,675	1,087,675

TOTAL MONEY MARKET FUNDS (Cost $1,087,675)		1,087,675

Total Investments (Cost $22,442,253) - 102.93%[a]		$23,596,368
Total Value of Options Written (Premiums received $469,915) - (2.59%)[a]		(592,650)
Assets in Excess of Other Liabilities - (0.34)%[a]		(78,380)
TOTAL NET ASSETS - 100.00%		$22,925,338

Footnotes

ADR American Depository Receipt

[a]	Percentages are stated as a percent of net assets.
[b]	All or a portion of the securities represents collateral for outstanding call option contracts written. As of March 31, 2019, the total value of collateral securities for outstanding call option contracts written was $22,734,700.
[c]	Foreign issued security.
[d]	Rate reported is the 7-day current yield as of March 31, 2019.

The accompanying Notes to Financial Statements are an integral part of these statements.

USCA Premium Buy-Write Fund
Schedule of Options Written
March 31, 2019 (Unaudited)

	Expiration			Notional
Call Options Written	Date	Strike Price	Contracts	Amount	Fair Value
American Electric Power Company, Inc.	April 2019	82.50	69	(569,250)	(13,283)
Amgen, Inc.	April 2019	200.00	24	(480,000)	(1,584)
Archer-Daniels-Midland Company	April 2019	44.00	100	(440,000)	(2,700)
AT&T Inc.	April 2019	31.00	155	(480,500)	(8,215)
Bank of America Corp.	May 2019	30.00	140	(420,000)	(2,730)
Bristol-Myers Squibb Company	April 2019	50.00	5	(25,000)	(185)
Bristol-Myers Squibb Company	April 2019	55.00	102	(561,000)	(663)
Cabot Oil & Gas Corporation	April 2019	26.00	100	(260,000)	(6,750)
Cisco Systems, Inc.	April 2019	50.00	85	(425,000)	(33,788)
Cisco Systems, Inc.	May 2019	50.00	15	(75,000)	(6,495)
Cisco Systems, Inc.	May 2019	55.00	5	(27,500)	(583)
Comcast Corporation	April 2019	40.00	135	(540,000)	(8,033)
ConocoPhillips	April 2019	70.00	50	(350,000)	(1,775)
CVS Health Corporation	May 2019	62.50	68	(425,000)	(1,700)
CVS Health Corporation	May 2019	65.00	7	(45,500)	(88)
Dowdupont Inc.	April 2019	57.50	54	(310,500)	(810)
Duke Energy Corporation	April 2019	92.50	60	(555,000)	(1,500)
Emerson Electric Co.	April 2019	67.50	3	(20,250)	(525)
Emerson Electric Co.	April 2019	70.00	37	(259,000)	(1,665)
EOG Resources, Inc.	April 2019	95.00	32	(304,000)	(8,224)
EOG Resources, Inc.	April 2019	100.00	8	(80,000)	(584)
EQT Corporation	June 2019	22.00	65	(143,000)	(7,475)
Exelon Corporation	May 2019	50.00	105	(525,000)	(12,338)
Exxon Mobile Corporation	May 2019	82.50	43	(354,750)	(4,687)
Franco-Nevada Corporation	April 2019	80.00	60	(480,000)	(1,200)
Gilead Sciences, Inc.	April 2019	70.00	70	(490,000)	(735)
The Home Debot, Inc.	May 2019	185.00	15	(277,500)	(14,175)
Hewlett Packard Enterprise Company	April 2019	16.00	140	(224,000)	(1,400)
Hormel Foods Corp.	April 2019	42.50	23	(97,750)	(5,463)
Hormel Foods Corp.	June 2019	45.00	105	(472,500)	(17,062)
Intel Corporation	April 2019	48.00	72	(345,600)	(41,940)
Intel Corporation	May 2019	55.00	3	(16,500)	(411)
iShares 20+ Year Treasury Bond ETF	April 2019	106.00	50	(530,000)	(4,375)
iShares 7-10 Year Treasury Bond ETF	April 2019	124.00	22	(272,800)	(5,742)
iShares 7-10 Year Treasury Bond ETF	April 2019	126.00	20	(252,000)	(2,680)

The accompanying Notes to Financial Statements are an integral part of these statements.

USCA Premium Buy-Write Fund
Schedule of Options Written - (continued)
March 31, 2019 (Unaudited)

	Expiration			Notional
Call Options Written	Date	Strike Price	Contracts	Amount	Fair Value
Kimberly-Clark Corporation	April 2019	$120.00	41	$(492,000)	$(19,680)
Kinder Morgan Inc.	May 2019	21.00	120	(252,000)	(1,920)
Medtronic Public Limited Company	May 2019	90.00	10	(90,000)	(3,105)
Medtronic Public Limited Company	May 2019	95.00	50	(475,000)	(3,775)
Merck & Co, Inc.	May 2019	82.50	62	(511,500)	(16,275)
Microsoft Corporation	April 2019	100.00	40	(400,000)	(72,500)
Microsoft Corporation	May 2019	110.00	6	(66,000)	(5,610)
NextEra Energy, Inc.	April 2019	190.00	28	(532,000)	(12,740)
Nvidia Corporation	April 2019	175.00	17	(297,500)	(14,535)
Novartis AG ADR	July 2019	95.00	53	(503,500)	(23,585)
Paccar, Inc.	April 2019	67.50	55	(371,250)	(8,937)
Pfizer Inc.	April 2019	40.00	12	(48,000)	(3,132)
Pfizer Inc.	April 2019	42.00	114	(478,800)	(10,659)
Public Service Enterprise Group Incorporated	April 2019	60.00	50	(300,000)	(2,750)
PepsiCo, Inc.	June 2019	120.00	35	(420,000)	(17,587)
The Procter & Gamble Company	April 2019	95.00	40	(380,000)	(38,100)
Prudential Financial, Inc.	June 2019	100.00	45	(450,000)	(4,207)
Qualcomm Incorporated	May 2019	55.00	45	(247,500)	(17,212)
SPDR Gold Shares	April 2019	125.00	4	(50,000)	(106)
SPDR Gold Shares	April 2019	130.00	36	(468,000)	(126)
Schlumberger N.V. (Schlumberer Unlimited)	May 2019	45.00	55	(247,500)	(6,435)
The Southern Company	May 2019	52.50	105	(551,250)	(7,927)
Texas Instruments, Inc.	May 2019	110.00	37	(407,000)	(7,400)
The Travelers Companies, Inc.	April 2019	130.00	30	(390,000)	(10,800)
Verizon Communications, Inc.	April 2019	57.50	92	(529,000)	(16,514)
Verizon Communications, Inc.	May 2019	60.00	4	(24,000)	(370)
Walgreens Boots Alliance, Inc.	April 2019	67.50	60	(405,000)	(2,580)
Walgreens Boots Alliance, Inc.	May 2019	67.50	10	(67,500)	(800)
Walmart Inc.	April 2019	95.00	4	(38,000)	(1,238)
Walmart Inc.	May 2019	100.00	56	(560,000)	(8,120)
The Walt Disney Co.	April 2019	105.00	5	(52,500)	(3,425)
The Walt Disney Co.	June 2019	120.00	44	(528,000)	(5,412)
Weyerhaeuser Co.	April 2019	27.00	150	(405,000)	(3,750)
The Williams Companies, Inc.	April 2019	28.00	170	(476,000)	(17,510)
The Williams Companies, Inc.	May 2019	29.00	30	(87,000)	(2,265)

Total Value of Call Options Written (Premiums received $469,915)				$(22,734,700)	$(592,650)

The accompanying Notes to Financial Statements are an integral part of these statements.

USCA Fund Trust
Statement of Assets & Liabilities
March 31, 2019 (Unaudited)

USCA Premium Buy-Write Fund
Assets
Investments, at fair value (cost $22,734,700)	$23,596,368
Dividend and interest receivable	21,965
Receivable for investments sold	40,410
Receivable for Fund shares sold	100,000
Prepaid expenses	2,796
Other assets	527
Total Assets	23,762,066
Liabilities
Options written, at fair value (premiums received $469,915)	592,650
Payable for investments purchased	207,221
Payable to Adviser, net	3,475
Accrued Trustee fees	3,979
Accrued expenses and other liabilities	29,403
Total Liabilities	836,728

Net Assets	$22,925,338
Net Assets Consist of:
Paid in capital	$23,075,390
Total distributable earnings	(150,052)
Net Assets	$22,925,338

Institutional Class
Net assets applicable to outstanding shares	$22,925,338
Shares of beneficial interest outstanding, no par value, unlimited authorization	2,266,977
Net asset value per share outstanding	$10.11

The accompanying Notes to Financial Statements are an integral part of these statements.

USCA Fund Trust
Statement of Operations

For the Period From October 1, 2018 to March 31, 2019 (Unaudited)

USCA Premium Buy-Write Fund
Investment Income
Dividend income (Net of foreign taxes withheld of $2,469)	$317,162
Interest income	15,943
Total Investment Income	333,105

Expenses
Investment advisory fees	84,988
Portfolio accounting and administration fees	23,532
Legal fees	15,750
Transfer agent fees and expenses	12,034
Custody fees	6,939
Audit and tax return	8,441
Trustees' fees	7,730
Registration fees	968
Other expenses	9,293
Total Expenses Before Waiver/Reimbursement	169,675
(Waiver/Reimbursement by Adviser) / Recoupment by Adviser	(44,373)
Net Expenses	125,302
Net Investment Income	207,803
Realized and Unrealized Gain (Loss) on Investments
Net realized loss on sale of investments	(174,849)
Net realized gain on written option contracts	155,521
Net change in unrealized depreciation on investments	(98,815)
Net change in unrealized depreciation on written option contracts	(86,061)
Net Loss from Investments	(204,204)
Net Increase in Net Assets Resulting from Operations	$3,599

The accompanying Notes to Financial Statements are an integral part of these statements.

USCA Fund Trust
Statement of Changes in Net Assets

	USCA Premium Buy-Write Fund
	Period From	For the
	October 1, 2018 to	Year Ended
	March 31, 2019	September 30, 2018
	(Unaudited)
Change in Net Assets Resulting from Operations
Net investment income	$207,803	$248,646
Net realized loss	(19,328)	(292,980)
Net change in unrealized appreciation (depreciation) on investments and written option contracts	(184,876)	977,355
Net Increase in Net Assets Resulting from Operations	3,599	933,021

Dividends Paid to Shareholders
Net dividends	(946,175)	(622,853)
Change in Net Assets from Dividends Paid to Shareholders	(946,175)	(622,853)

Change in Net Assets Resulting from Capital Transactions
Proceeds from shares sold	2,477,597	7,391,925
Reinvestment of distributions	818,605	550,338
Payments for shares redeemed	(1,238,461)	(927,107)
Net Increase in Net Assets Resulting from Capital Transactions	2,057,741	7,015,156

Net Increase in Net Assets	1,115,165	7,325,324
Net Assets, Beginning of Period	21,810,173	14,484,849
Net Assets, End of Period	$22,925,338	$21,810,173

The accompanying Notes to Financial Statements are an integral part of these statements.

USCA Fund Trust
Statement of Financial Highlights

	Institutional Class

	USCA Premium Buy-Write Fund

	Period from		For the	Period from
	October 1, 2018 to		Year Ended	November 29, 2016(1) to
	March 31, 2019		September 30, 2018	September 30, 2017
	(Unaudited)
Per Share Operating Performance (2)
Beginning net asset value	$10.58		$10.47	$10.00

Gain From Investment Operations
Net investment income (3)	0.00		0.13	0.11
Net gain from investments	(0.13)		0.35	0.42

Total from Investment Operations	(0.13)		0.48	0.53

Dividends Paid to Shareholders
Distributions from net investment income	(0.23)		(0.13)	(0.06)
Distributions from net realized gains	(0.11)		(0.25)	—

Total Distributions	(0.34)		(0.37)	(0.06)

Ending Net Asset Value	$10.11		$10.58	$10.47

Total return	(0.10	)%(4)	4.74%	5.30	%(4)

Supplemental Data and Ratios
Net assets, end of period	$22,925,338		$21,810,173	$14,484,849
Ratio of expenses to average net assets before waiver	1.56	%(5)	2.02%	2.91	%(5)
Ratio of expenses to average net assets after waiver	1.15	%(5)	1.15%	1.15	%(5)
Ratio of net investment income to average net assets before waiver	1.50	%(5)	0.43%	(0.46	)%(5)
Ratio of net investment income to average net assets after waiver	1.91	%(5)	1.30%	1.30	%(5)
Portfolio turnover rate	45.90	%(4)	73.78%	80.96	%(4)

(1)	Commencement of operations.
(2)	Information presented in table relates to a share of beneficial interest outstanding through each period presented.
(3)	Calculated using average shares outstanding method.
(4)	Not annualized.
(5)	Annualized.

The accompanying Notes to Financial Statements are an integral part of these statements.

USCA Fund Trust
Notes to Financial Statements
March 31, 2019 (Unaudited)

1.	Organization
USCA Fund Trust (the “Trust”) was organized as a statutory trust under the laws of the state of Delaware on June 1, 2016. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust consists of one series, the USCA Premium Buy-Write Fund (the “Fund”). The Fund commenced operations on November 29, 2016. The Fund’s investment objective is to seek growth of capital and income. The Fund seeks to achieve its investment objective by investing primarily in common stocks of large-cap companies and exchange-traded funds (“ETFs”). The Fund defines large cap as companies with market capitalizations in excess of $5 billion. The Fund sells (writes) call options on these stocks and ETFs to shield the Fund from some of the risk associated with these investments and to generate additional returns to the extent of the call option premium received. The Adviser (defined below) anticipates receiving income from dividend-paying stocks and ETFs and from option premium, although option premium is described as capital appreciation for tax and accounting purposes.

The Fund is managed by USCA Asset Management LLC (the “Adviser” or “USCA”). The Adviser is an investment adviser registered with the Securities and Exchange Commission.

The Trust has a Board of Trustees (the “Board”) that has overall responsibility for monitoring and overseeing the Trust’s investment program and its management and operations.

The Fund offers two classes of shares, Institutional Class and Investor Class. No information is provided in this report for Investor Class shares because shares of that class have not yet been issued as of March, 31, 2019. Neither class has a front-end or back-end sales charge. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans (if any). The Fund’s income, expenses (other than class specific distribution fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class.

2.	Significant Accounting Policies
The Fund prepares its financial statements in accordance with accounting principles generally accepted in The United States of America. The Fund is an investment company and applies the specialized accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946 “Financial Services – Investment Companies” including FASB Accounting Standards Update 2013-08. The functional and reporting currency of the Fund is the U.S. dollar. Following are the significant accounting policies adopted by the Fund:

A. Use of Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in The United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, recognition of income, and disclosure of contingent assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

B. Fund Expenses
The Fund bears its own operating expenses subject to an expense limitation and reimbursement agreement discussed in Note 6. These operating expenses include, but are not limited to: all investment-related expenses, advisory fees, registration expenses, legal fees and expenses, audit and tax fees and expenses, administrative and accounting fees and expenses, transfer agent fees and expenses, custody fees and expenses, costs of insurance, fees and travel-related expenses of the Board, and all fees and expenses of preparing, setting in type, printing, and distributing reports and other communications to shareholders.

C. Investment Valuation
All equity securities that are traded on a national securities exchange, except those listed on the NASDAQ Global Market®, NASDAQ Global Select Market®, and the NASDAQ Capital Market® exchanges (collectively, “NASDAQ”), are valued at the last reported sale price on the exchange on which the security is principally traded. Securities traded on NASDAQ will be valued at the NASDAQ Official Closing Price (“NOCP”). If, on a particular day, an exchange-traded or NASDAQ security does not trade, then the mean between the most recent quoted bid and asked prices will be used. Certain securities or investments for which daily market quotes are not readily available may be valued, pursuant to guidelines established by the Board, with reference to other securities or indices. Money market funds are valued at net asset value (“NAV”). Short-term investments having a maturity of 60 days or less are generally valued at amortized cost. Exchange-traded options are valued at the composite mean price, which calculates the mean of the highest bid price and lowest ask price across the exchanges where the option is principally traded. On the last trading day prior to expiration, expiring options may be priced at intrinsic value.

USCA Fund Trust
Notes to Financial Statements (continued)
March 31, 2019 (Unaudited)

Investments initially valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the New York Stock Exchange is closed and an investor is not able to purchase, redeem, or exchange shares.

When market quotations are insufficient or not readily available, the Fund may value securities at fair value or estimate their value as determined in good faith by the Board of Trustees or their designees, pursuant to procedures approved by the Board of Trustees. Fair valuation may also be used by the Board of Trustees if extraordinary events occur after the close of the relevant market but prior to the NYSE Close.

See Note 9 for further discussion of the valuation procedures of the Fund’s investments.

D. Federal Income Taxation
The Fund will elect to be treated as, and to qualify each year for special tax treatment afforded to, a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code (“IRC”). In order to qualify as a RIC, the Fund must, among other things, satisfy income, asset diversification, and distribution requirements. As long as it so qualifies, the Fund will not be subject to U.S. federal income tax to the extent that it distributes annually its investment company taxable income (which includes ordinary income and short-term capital gain) and its “net capital gain” (i.e., the excess of net long-term capital gains over net short-term capital losses). Accordingly, no provision for federal income taxes is included in the financial statements. The Fund intends to distribute at least annually substantially all of such income and gain. If the Fund retains any investment company taxable income or net capital gain, it will be subject to U.S. federal income tax on the retained amount at regular corporate tax rates. In addition, if the Fund fails to qualify as a RIC for any taxable year, it will be subject to U.S. federal income tax on all of its income and gains at regular corporate tax rates.

As of and during the period ended March, 31, 2019, the Fund did not have a liability of any unrecognized tax benefits. The Fund recognized interest and penalties, if any, related to uncertain tax benefits as income tax expense in the Statement of Operations. During the period, the Fund did not incur any interest or penalties. The Fund is subject to examination by U.S. Federal tax authorities for all tax years since inception.

E. Indemnifications
Under the Fund’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts that provide general indemnification to other parties. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred, and may not occur. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

USCA Fund Trust
Notes to Financial Statements (continued)
March 31, 2019 (Unaudited)

F. Security Transactions and Investment Income
Security transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses are reported on a specific identified cost basis. Interest income is recognized on the accrual basis. Dividend income and distributions are recognized on the ex-dividend date, and withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

The Fund may hold the securities of real estate investment trusts (“REITs”). Distributions from such investments may include income, capital gains and return of capital. The actual character of amounts received during the year is not known until after the REIT fiscal year ends. The Fund records the character of distributions received from REITs during the year based on estimates available. The characterization of distributions received by the Fund may be subsequently revised based on the information received from the REITs after their tax reporting periods conclude.

3.	Investment Transactions
For the period ended March 31, 2019, the Fund purchased (at cost) and sold interests (proceeds) in investment securities in the amount of $12,190,254 and $9,722,861 (excluding short-term securities), respectively.

4.	Organizational and Offering Costs
The Fund expenses organization costs as incurred. Offering costs include state registration fees and legal fees regarding the preparation of the initial registration statement. Offering costs are accounted for as deferred costs until operations begin. Offering costs are then amortized to expense over twelve months on a straight-line basis. These organization and offering expenses are advanced by the Adviser and the Adviser agreed to reimburse the Fund for these expenses, subject to potential recovery (see Note 6).

5.	Income Taxes
The tax character of dividends paid to shareholders during the period ended September 30, 2018, was as follows:

Ordinary	Net Long Term	Return of	Total
Income	Capital Gains	Capital	Distributions Paid
$72,886	$—	$—	$72,886

The amount and character of income and capital gain distributions to be paid, if any, are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. These differences are primarily due to differences in the timing of recognition of gains or losses on investments. Permanent book and tax basis differences, if any, may result in reclassifications to undistributed net investment income (loss), undistributed net realized gain (loss) and additional paid-in capital. Accordingly, on September 30, 2018, for the Fund, undistributed net investment income was decreased by $73 and accumulated net realized gain was increased by $73.

USCA Fund Trust
Notes to Financial Statements (continued)
March 31, 2019 (Unaudited)

The following information is provided on a tax basis as of September 30, 2018:

Cost of investments	$14,922,578

Gross unrealized appreciation	842,722
Gross unrealized depreciation	(525,834)
Net unrealized appreciation (depreciation)	$316,888

Undistributed ordinary income	444,538
Undistributed long term gains	2,170
Distributable earnings	446,708
Other accumulated gain	(281,542)
Total accumulated gain	$482,054

Capital loss carryforwards are available to offset future taxable income. The Fund had no capital loss carryforwards for the period ended September 30, 2018.

Under current tax rules, regulated investment companies can elect to treat certain late-year ordinary losses incurred and post-October capital losses as arising on the first day of the following taxable year. The Fund had no post-October losses for the period ended September 30, 2018.

6.	Investment Advisory Services and Other Agreements
The Fund has entered into an Investment Advisory Agreement with USCA. Under the Investment Advisory Agreement, the Fund pays the Adviser a monthly fee, which is calculated and accrued monthly (the “Advisory Fee”), at the annual rate of 0.78% of the Fund’s daily average net assets. For the 6-month period ended March 31, 2019, the Fund incurred $84,988 in fees under the Investment Advisory Agreement.

Through January 31, 2020, and automatically renewing with consent of the Board, the Adviser has contractually agreed to waive its management fee and/or pay or otherwise bear operating and other expenses including offering and organizational expenses of the Fund or a Class (excluding any front-end or contingent deferred loads, brokerage fees and commissions, acquired fund fees and expenses, fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including, for example, option and swap fees and expenses), borrowing costs (such as interest and dividend expense on securities sold short), taxes, extraordinary expenses such as litigation expenses (which may include indemnification of Fund officers and Trustees, and contractual indemnification of Fund service providers)) to the extent necessary to limit the total annual Fund operating expenses to 1.15% for Institutional Class shares and 1.40% for Investor Class shares (“Operating Expense Limitation”). These fee waivers and expense reimbursements are subject to possible recoupment from the Fund within the three years after the fees have been waived or the expenses reimbursed, if such recoupment can be achieved within the lower of the Operating Expense Limitation or the expense limits in place at the time of recoupment. The Adviser’s waived fees and expenses that are subject to potential recoupment are as follows:

USCA Fund Trust
Notes to Financial Statements (continued)
March 31, 2019 (Unaudited)

Fiscal Period Incurred	Amount Waived	Amount Recouped	Amount Subject to Potential Recoupment	Expiration Date
September 8, 2016	$ 18,524	$ —	$ 18,524	September 8, 2019
September 30, 2017	165,843	—	165,843	September 30, 2020
September 30, 2018	166,598	—	166,598	September 30, 2021
March 31, 2019	44,373	—	44,373	September 30, 2022
Total	$ 395,338	$ —	$ 395,338

The Fund has engaged U.S. Bancorp Fund Services, LLC to serve as the Fund’s administrator, fund accountant, and transfer agent.

The Fund has engaged U.S. Bank, N.A. to serve as the Fund’s custodian.

7.	Capital Share Transactions

	Period from October 1, 2018 to March 31, 2019		For the Year Ended September 30, 2018
	Shares	Amount	Shares	Amount
Institutional Class:
Sold	244,085	$2,477,597	713,429	$7,391,925
Dividends Reinvested	83,680	818,605	53,407	550,338
Redeemed	(122,186)	(1,238,461)	(88,913)	(927,107)
Net increase	205,579	$2,057,741	677,923	$7,015,156

1 Commencement of Operations

8.	Trustees and Officers
The Board has overall responsibility for monitoring and overseeing the investment program of the Trust and its management and operations. The Board exercises the same powers, authority, and responsibilities on behalf of the Trust as are customarily exercised by the Board of Trustees of a registered investment company organized as a corporation. The Trustees who are not employed by the Adviser are each paid by the Fund a quarterly fee of $1,250. All Trustees are reimbursed by the Fund for their reasonable out-of-pocket expenses. One of the Trustees is an employee of the Adviser, and one trustee is an affiliate, and neither receive compensation from the Fund for serving as such.

All of the officers of the Fund are affiliated with the Adviser. Such officers receive no compensation from the Fund for serving in their respective roles. The Board appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations.

USCA Fund Trust
Notes to Financial Statements (continued)
March 31, 2019 (Unaudited)

9.	Fair Value of Financial Instruments
As a general principle, the fair value of a security is the amount that the Fund might reasonably expect to realize upon its current sale. The Trust has adopted FASB ASC Topic 820, “Fair Value Measurements and Disclosures” (“ASC 820”). In accordance with ASC 820, fair value is defined as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. ASC 820 establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk (e.g., the risk inherent in a particular valuation technique used to measure fair value, including a pricing model, and/or the risk inherent in the inputs to the valuation technique). Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability, developed based on the best information available under the circumstances.

Various inputs are used in determining the value of the Fund’s investments relating to ASC 820. These inputs are summarized in the three broad levels listed below.

Level 1 – quoted prices in active markets for identical securities.
Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The fair value team takes into account the relevant factors and surrounding circumstances, which may include: (i) the nature and pricing history (if any) of the security; (ii) whether any dealer quotations for the security are available; (iii) possible valuation methodologies that could be used to determine the fair value of the security; (iv) the recommendation of a portfolio manager of the Fund with respect to the valuation of the security; (v) whether the same or similar securities are held by other funds managed by the Adviser or other funds and the method used to price the security in those funds; (vi) the extent to which the fair value to be determined for the security will result from the use of data or formulae produced by independent third parties and (vii) the liquidity or illiquidity of the market for the security.

The following is a summary of the inputs used to value the Fund’s investments as of March 31, 2019:

Fair Value Measurements at Reporting Date Using
Description	Quoted Prices in Active markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Assets
Common Stocks (a)	$20,561,155	$—	$—	$20,561,155
Real Estate Investment Trusts (REITs)	395,100			395,100
Exchange Traded Funds	1,552,438	—	—	1,552,438
Money Market Fund	1,087,675	—	—	1,087,675
Total Assets	$23,596,368	$—	$—	$23,596,368

Liabilities
Written Options	$592,650	$—	$—	$592,650
Total Liabilities	$592,650	$—	$—	$592,650

(a)	All other industry classifications are identified in the Schedules of Investments and Written Options.

USCA Fund Trust
Notes to Financial Statements (continued)
March 31, 2019 (Unaudited)

The Fund discloses transfers between levels based on valuations at the end of the reporting period. During the period ended March 31, 2019, there were no transfers between Level 1, Level 2 or Level 3.

10. Derivative Financial Instruments
The following is a description of the derivative instruments that the Fund utilizes as part of its investment strategy, including the primary underlying risk exposures related to the instrument.

As part of its strategy, the Fund sells (“writes”) call options on securities held in its portfolio (i.e., covered call options). The strategy is designed to shield the Fund from some of the risk associated with these securities and to generate additional returns to the extent of call option premiums received. Written covered call options limit the upside potential of a security above the strike price.

Written Options – Premiums received by the Fund for written options are included in the Statement of Assets and Liabilities. The amount of the liability is adjusted daily to reflect the fair value of the written options and any change in fair value is recorded as unrealized appreciation (depreciation). Premiums received from written options that expire are treated as realized gains. The Fund records a realized gain (loss) on written options based on whether the cost of the closing transaction exceeds the premium received. If a call option is exercised by the option buyer, the premium received by the Fund is added to the proceeds from the sale of the underlying security to the option buyer and compared to the cost of the closing transaction to determine whether there has been a realized gain or loss.

As the seller (writer) of a covered call option, the Fund assumes the risk of a decline in the market price of the underlying security below the purchase price of the underlying security less the premium received and gives up the opportunity for gain on the underlying security above the exercise price of the option. Option premiums are treated as short-term capital gains and when distributed to shareholders, are usually taxable as ordinary income, which may have a higher tax rate than long-term capital gains for shareholders holding Fund shares in a taxable account. The use of call options to shield the Fund may result in higher transaction costs. This shielding may not be successful, and investors could still lose money through investing in the Fund.

The Fund has adopted the disclosure provision of FASB ASC Topic 815, “Derivatives and Hedging” (“ASC 815”). ASC 815 requires enhanced disclosures about the Fund’s use of and accounting for derivative instruments and the effect of derivative instruments on the Fund’s results of operations and financial position. Tabular disclosure regarding derivate fair value and gain/loss by contract type (e.g., interest rate contracts, foreign exchange contracts, credit contracts, etc.) is required, and derivatives accounted for as hedging instruments under ASC 815 must be disclosed separately from those that do not qualify for hedge accounting. Even though the Fund may use derivatives in an attempt to achieve an economic hedge, the Fund’s derivatives are not accounted for as hedging instruments under ASC 815.

The following table presents the type and fair value of derivatives by location as presented on the Statement of Assets and Liabilities at March 31, 2019:

Liabilities
Derivatives not accounted for as hedging
instruments under ASC 815	Location	Fair Value
Written equity options	Options written, at fair value	$592,650

USCA Fund Trust
Notes to Financial Statements (continued)
March 31, 2019 (Unaudited)

The following table presents the effect of derivatives on the Statement of Operations for the period ended March 31, 2019:

Derivatives not accounted for as hedging instruments under ASC 815	Location of Gain (Loss) on Derivatives	Net Realized Loss on Writte Option Contracts	Net Unrealized Appreciation of Written Option Contracts
Written equity options	Options	$(592,650)	$155,521

The average notional amount of all written call options for the period ended March 31, 2019 was $22,243,350.

11. Broker Commissions
For the period ended March 31, 2019, the Fund paid $33,482 for the execution of purchases and sales of portfolio investments to a broker-dealer affiliated with the Adviser.

12. Subsequent Events

The Fund has not identified any additional subsequent events requiring financial statement disclosure as of March 31, 2019, through the date the financial statements were issued.

USCA Fund Trust
Additional Information
March 31, 2019 (Unaudited)

Form N-Q and N-PORT
The Fund files its complete schedule of portfolio holdings for the first and third quarters of each fiscal year with the SEC on Form N-Q or Part F of Form N-PORT (beginning with filings after March 31, 2019). The Fund’s Form N-Q and Part of Form N-PORT are available without charge by visiting the SEC’s web site at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. You may obtain information on the operation of the Public Reference Room by calling (800) SEC-0330.

Proxy Voting
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities owned by the Fund and information regarding how the Fund voted proxies relating to the portfolio of securities for the most recent 12-month period ended June 30th are available to shareholders without charge, upon request by calling the Adviser toll free at (888) 601-8722 or on the SEC’s web site at www.sec.gov.

Board of Trustees
The Fund’s Statement of Additional Information includes additional information about the Fund’s Trustees and is available upon request without charge by calling the Adviser toll free at (888) 601-8722 or by visiting the SEC’s web site at www.sec.gov.

Forward-Looking Statements
This report contains “forward-looking statements,’’ which are based on current management expectations. Actual future results, however, may prove to be different from expectations. You can identify forward-looking statements by words such as “may’’, “will’’, “believe’’, “attempt’’, “seem’’, “think’’, “ought’’, “try’’ and other similar terms. The Fund cannot promise future returns. Management’s opinions are a reflection of its best judgment at the time this report is compiled, and it disclaims any obligation to update or alter forward-looking statements as a result of new information, future events, or otherwise.

USCA Fund Trust
(Unaudited)

Rev. May 2019

WHAT DOES USCA FUND TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?
Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?
The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

●          Social Security number and wire transfer instructions 

●          account transactions and transaction history

●          investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?
All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons USCA Fund Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does USCA Fund Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	YES	NO
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	YES	NO
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For our affiliates to market to you	NO	We don’t share
For nonaffiliates to market to you	NO	We don’t share

PRIVACY NOTICE
USCA Fund Trust

(Unaudited)

QUESTIONS?	Call 877-259-8722

What we do:
How does USCA Fund Trust protect my personal information?
To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does USCA Fund Trust collect my personal information?
We collect your personal information, for example, when you

●          open an account or deposit money

●          direct us to buy securities or direct us to sell your securities

●          seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?
Federal law gives you the right to limit only:

●         sharing for affiliates’ everyday business purposes – information about your creditworthiness.

●         affiliates from using your information to market to you. 

●         sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates
Companies related by common ownership or control. They can be financial and nonfinancial companies. 

●          Our affiliates include financial companies such as US Capital Advisors, LLC, USCA Asset Management LLC, USCA RIA LLC, USCA Securities LLC, USCA Municipal Advisors LLC and USCA All Terrain Fund.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● USCA Fund Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.  ● USCA Fund Trust doesn’t jointly market.

USCA Fund Trust
Fund Service Providers

Trustees and Officers
Phil Pilibosian, President and Trustee
John Ferguson, Trustee
 Robert Harvey, Trustee
 Thomas V. Rushing, Trustee
 Paul Wigdor, Trustee
 Chris Arnold, Treasurer
 Bryan Prihoda, Secretary
Courtney Bowling, Chief Compliance Officer and Anti-
 Money Laundering Officer

Investment Advisor
USCA Asset Management LLC
4444 Westheimer Road, Suite G500, Houston, TX 77027

Distributor
Quasar Distributors, LLC
615 East Michigan Street, Milwaukee, WI 53202

Custodian
U.S. Bank, N.A.
1555 N. River Center Drive, Suite 302, Milwaukee, WI 53212

Transfer Agent
U.S. Bancorp Fund Services, LLC
615 East Michigan Street, 3rd Floor, Milwaukee, WI 53212

Administrator
U.S. Bancorp Fund Services, LLC
811 East Wisconsin Avenue, 8th Floor, Milwaukee, WI 53202

Legal Counsel
Thompson Hine LLP
41 South High Street, Suite 1700, Columbus, OH 43215

Independent Registered Public Accounting Firm
Cohen & Company, Ltd.
342 North Water Street, Suite 830, Milwaukee, WI 53202

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable for semi-annual reports.

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not Applicable

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(1)	Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  USCA Fund Trust

By (Signature and Title)  /s/ Phil Pilibosian
Phil Pilibosian President

Date  June 10, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title  /s/ Phil Pilibosian
Phil Pilibosian, President

Date June 10, 2019

By (Signature and Title)  /s/ Chris Arnold
                                                  Chris Arnold, Treasurer

Date June 10, 2019